SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  9/16/96

                             Global Intellicom, Inc.
             ------------------------------------------------------
             (exact name of registrant as specified in its charter)

                                     Nevada
             ------------------------------------------------------
                 (state or other jurisdiction of incorporation)

        0-26684                                             13-3797104
------------------------                       ---------------------------------
(Commission file number)                       (IRS employer identification No.)

     747 Third Avenue, New York, NY                            10017
----------------------------------------                     ----------
(address of principal executive offices)                     (zip code)

Registrant's telephone number, including area code:  (212) 750-3772

                                       N/A
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits
-------    ---------------------------------

           (a)        Financial Statements of Business Acquired

                      Pursuant to Item 7(a), provided herein on pages F1-F16 are the audited financial statements of Global-InSync, Inc. for the one month ended September 30, 1996.

                      Pursuant to Item 7(a), provided herein on pages F18-F32, are the audited financial statements of Mantech Solutions Corporation ("MSOL") for the eight months ended August 31, 1996, the year ended December 31, 1995, and February 19, 1994 (inception date) through December 31, 1994.

           (b)        Pro Forma Financial Information

                      Pursuant to Item 7(b), provided herein on pages PF1-PF7 are the following proforma financial statements for Global Intellicom, Inc.: (i) unaudited proforma condensed consolidated balance sheet for the year ended December 31, 1995; (ii) unaudited proforma condensed consolidated statement of operations for the nine months ended September 30, 1996, and (iii) unaudited proforma condensed consolidated statement of operations for the year ended December 31, 1995.

           (c)        Exhibits

                      Exhibit
                      Number               Description
                      ------               -----------

                      10.1* Asset Purchase Agreement dated as of September 16, 1996, by and between Global Intellicom, Inc. and Global-InSync, Inc. on the one hand, and MSOL and Mantech International Corporation, on the other.

--------------------------------
*  The document was filed as an exhibit to the original Form 8-K.

                         PRO FORMA FINANCIAL STATEMENTS

                           DESCRIPTION OF TRANSACTION




On September 16, 1996, Global-InSync, Inc. ("InSync"), a wholly-owned subsidiary of Global Intellicom, Inc. ("Global") purchased substantially all of the assets of ManTech Solutions Corp. ("MSOL"), subject to certain liabilities (the "Net Assets"), under the terms of an Asset Purchase Agreement dated as of September 16, 1996, entered into by and between Global, InSync, MSOL and MSOL's parent, ManTech International Corp. ("ManTech"), the sale to be effective as of September 1, 1996. This transaction was accounted for as a purchase.

MSOL is a Virginia corporation engaged in the business of manufacturing made to order computer servers and workstations. MSOL assets acquired include all intellectual property, fixtures, inventory, trade accounts receivable and all other assets material to the operation of MSOL's business, which will continue to operate under the InSync name as a subsidiary of Global.

The purchase price was based on the fair value of MSOL's assets. The purchase price agreed to was $5,736,084 to be paid to MSOL as follows:

1. The issuance of 350,000 shares of Global Series 3 Cumulative Preferred Stock with a 6% annual dividend, convertible at a value of $10 per share to restricted shares of Global common stock. Such preferred stock was valued at $3,500,000.

2. The issuance of a 9% promissory note for $1,486,084 ("First Note"). Interest begins accruing on March 16, 1997. Payments are to be made forty-five days after each fiscal quarter, commencing with the quarter ended June 30, 1997. The payments are calculated as follows:

      a.    2% of net sales of InSync

      b. If at the end of four quarters ended June 30th (commencing in 1998), the sum of the quarterly payments is less than the interest accrued over the previous four quarters plus ten percent (10%) of the original principal of the note ($148,608), an adjustment payment will be made to cover such shortfall.

3. The issuance of a 9% promissory note for $470,000 with substantially the same terms as the First Note, except that payments do not commence until the earlier of December 31, 2001 or upon the payment in full of the First Note.

4. The issuance of 49,778 restricted shares of Global common stock, valued at $280,000.

In the opinion of management, all adjustments necessary to present fairly this pro forma information have been made.

The pro forma information may not be indicative of the results that would have occurred if the acquisition had been effective on the dates indicated or of the results that may be obtained in the future.

These pro forma consolidated condensed financial statements should be read in conjunction with the following:

1. Global's consolidated financial statements and notes thereto for the year ended December 31, 1995 included in Form 10-K.

2. Global's consolidated financial statements and notes thereto for the nine months ended September 30, 1996 (unaudited) included in Form 10-Q.

3. InSync's financial statements and notes thereto for the one month ended September 30, 1996 included elsewhere in Form 8-K.

4. MSOL's financial statements and notes thereto for the period February 19, 1994 (inception date) to December 31, 1994, year ended December 31, 1995 and January 1, 1996 to August 31, 1996 included elsewhere in Form 8-K.

The pro forma condensed consolidated balance sheet of the Company, assuming MSOL had been acquired as of December 31, 1995, is as follows:

                    GLOBAL INTELLICOM, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                DECEMBER 31, 1995



                               COMPANY AS      PRO FORMA                         PRO FORMA
        ASSETS                  REPORTED      ADJUSTMENTS        MSOL           CONSOLIDATED
                              ------------   ------------    ------------       ------------
CURRENT ASSETS                $  7,127,628            --     $  6,242,898 (1)   $ 13,639,502
                                                                  268,976 (5)

PROPERTY AND EQUIPMENT             544,275            --          468,448 (1)      1,012,723

INTANGIBLE ASSETS                3,462,446            --        1,637,996 (1)      4,868,442
                                                                  (88,024)(3)
                                                                  125,000 (4)
                                                                 (268,976)(5)

OTHER ASSETS                       179,482            --           19,761 (1)        199,243
                              ------------   ------------    ------------       ------------

                              $ 11,313,831            --     $  8,406,079       $ 19,719,910
                              ============   ============    ============       ============


     LIABILITIES AND
   STOCKHOLDERS' EQUITY

CURRENT LIABILITIES           $  8,234,079            --     $  2,633,019 (1)   $ 10,867,098

DUE ON ACQUISITIONS                447,522            --        1,956,084 (2)      2,315,582
                                                                  (88,024)(3)

OTHER LONG-TERM LIABILITIES        302,706            --             --              302,706

STOCKHOLDERS' EQUITY             2,329,524            --        3,780,000 (2)      6,234,524
                                                                  125,000 (4)
                              ------------   ------------    ------------       ------------

                              $ 11,313,831            --     $  8,406,079       $ 19,719,910
                              ============   ============    ============       ============






           See notes to pro forma condensed consolidated balance sheet

                    GLOBAL INTELLICOM, INC. AND SUBSIDIARIES

             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                DECEMBER 31, 1995



(1) To record the purchase price of the net assets as of December 31, 1995 based on certain net assets and liabilities per MSOL's audited balance sheet as of August 31, 1996 as follows.

              Accounts receivable                     $ 3,232,140
              Inventory                                 2,993,811
              Other current assets                         16,947
              Property and equipment                      468,448
              Other assets                                 19,761
              Accounts payable and accrued expenses    (2,238,172)
              Other current liabilities                  (394,847)
                                                      -----------
                      Total net assets purchased        4,098,088
              Excess cost of acquisitions over net
                 tangible assets acquired               1,637,996
                                                      -----------
                      Total purchase price            $ 5,736,084
                                                      ===========

(2)    To record the payment of the purchase price of MSOL as follows:

              The  issuance of 350,000  shares of Series 3
              Cumulative Preferred Stock, convertible at a
              value of $10 per share to restricted shares
              of the Company's common stock.                      $ 3,500,000

              The issuance of 49,778 restricted shares of
              the Company's common stock, valued at $5.625
              per share.                                              280,000
                                                                  -----------
                                                                    3,780,000

              The  issuance  of a 9%  promissory  note for
              $1,486,084 (First  Note).  Interest  begins
              accruing  on March 16, 1997.  Interest was
              imputed at 9% for the period September 16, 1996
              (date of issuance) to March 15, 1997.                 1,486,084

              The issuance of a 9%  promissory  note for
              $470,000 with substantially the same terms as the
              First Note, except that payments do not commence
              until the earlier of December 31, 2001 or upon the
              payment of the First Note. Interest was imputed
              at 9% for the period September 16, 1996
              (date of issuance) to March 15, 1997.                   470,000
                                                                  -----------
                                                                    1,956,084
                                                                  -----------

                      Total purchase price                        $ 5,736,084
                                                                  ===========

                    GLOBAL INTELLICOM, INC. AND SUBSIDIARIES

             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (continued)

                                DECEMBER 31, 1995



(3)   To record imputed interest on above debt as follows:

                    First Note                       $66,874
                    Second Note                       21,150
                                                     -------

                        Total imputed interest       $88,024
                                                     =======

(4) To record the issuance of 22,223 shares of the Company's common stock in connection with the MSOL acquisition which were in payment of divestiture bonuses. The shares were valued at $5.625 per share.

(5) To record deferred income taxes generated by the acquisition of MSOL as follows:

                   Warranty reserve                  $ 78,000
                   Inventory reserve                  135,211
                   Allowance for doubtful accounts     55,765
                                                     --------

                                                     $268,976
                                                     ========

                    GLOBAL INTELLICOM, INC. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1996

                             COMPANY AS      PRO FORMA                       PRO FORMA
                              REPORTED      ADJUSTMENTS         MSOL        CONSOLIDATED
                            ------------    ------------    ------------    ------------
                                (1)                              (1)
NET SALES                   $ 23,983,314            --      $ 18,134,212    $ 42,117,526

COST OF GOODS SOLD            20,412,202            --        16,262,313      36,674,515
                            ------------    ------------    ------------    ------------

GROSS PROFIT                   3,571,112            --         1,871,899       5,443,011

OPERATING EXPENSES             4,890,536         (95,465)(2)   2,484,146       7,280,565
                                                (122,406)(3)
                                                  61,270 (4)
                                                  62,484 (5)
                            ------------    ------------    ------------    ------------
INCOME (LOSS) FROM
   OPERATIONS                 (1,319,424)         94,117        (612,247)     (1,837,554)

OTHER EXPENSES INCLUDING
   INTEREST EXPENSE              626,648                         797,398       1,424,046
                            ------------    ------------    ------------    ------------

LOSS BEFORE PROVISION FOR
   INCOME TAX CREDITS         (1,946,072)         94,117      (1,409,645)     (3,261,600)

PROVISION FOR INCOME TAX
   CREDITS                      (778,429)         56,385 (6)    (549,980)     (1,272,024)
                            ------------    ------------    ------------    ------------

NET LOSS                    $ (1,167,643)   $     37,732    $   (859,665)   $ (1,989,576)
                            ============    ============    ============    ============


NET LOSS PER COMMON SHARE   $       (.37)                                   $       (.63)
                            ============                                    ============


WEIGHTED AVERAGE NUMBER
   OF COMMON SHARES
   OUTSTANDING                 3,165,678                                       3,165,678
                            ============                                    ============




      See notes to pro forma condensed consolidated statement of operations

                    GLOBAL INTELLICOM, INC. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1996




(1) Reflects the historical operating results of the Company for the nine months ended September 30, 1996 (which includes the one month ended September 30, 1996 for InSync) and MSOL for the eight months ended August 31, 1996.

(2) To reverse the amortization of intangible assets on MSOL's 1994 purchase of net assets.

(3)   To reverse the depreciation of property and equipment of MSOL.

(4) To adjust the amortization of excess cost of acquisition over net tangible assets acquired on purchase of MSOL's net assets.

(5)   To adjust the depreciation of property and equipment of InSync.

(6)   To adjust income tax credits for the nine months ended September 30, 1996.

                    GLOBAL INTELLICOM, INC. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1995
                                   (UNAUDITED)

                            COMPANY AS       PRO FORMA                         PRO FORMA
                             REPORTED       ADJUSTMENTS           MSOL        CONSOLIDATED
                           ------------    ------------       ------------    ------------
                                (1)                                               (1)
NET SALES                  $ 30,447,467            --         $ 23,440,555    $ 53,888,022

COST OF GOODS SOLD           26,688,044            --           21,102,857      47,790,901
                           ------------    ------------       ------------    ------------

GROSS PROFIT                  3,759,423            --            2,337,698       6,097,121

OPERATING EXPENSES            3,357,036        (143,196)(2)      5,128,042       8,359,533
                                               (169,808)(3)
                                                 93,733 (4)
                                                 93,726 (5)
                           ------------    ------------       ------------    ------------
INCOME (LOSS) FROM
   OPERATIONS                   402,387         125,545         (2,790,344)     (2,262,412)

OTHER EXPENSES INCLUDING
   INTEREST EXPENSE             317,945                            856,266       1,174,211
                           ------------    ------------       ------------    ------------

INCOME (LOSS) BEFORE
   PROVISION FOR INCOME
   TAX CREDITS                   84,442         125,545         (3,646,610)     (3,436,623)

PROVISION FOR INCOME TAX
   CREDITS                     (185,741)        310,333 (6)     (1,464,875)     (1,340,283)
                           ------------    ------------       ------------    ------------

NET INCOME (LOSS)          $    270,183    $   (184,788)      $ (2,181,735)   $ (2,096,340)
                           ============    ============       ============    ============


NET INCOME (LOSS) PER
   COMMON SHARE            $        .09                                       $       (.72)
                           ============                                       ============

WEIGHTED AVERAGE NUMBER
   OF COMMON SHARES
   OUTSTANDING                2,927,170                                          2,927,170
                           ============                                       ============


      See notes to pro forma condensed consolidated statement of operations

                    GLOBAL INTELLICOM, INC. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1995




(1) Reflects the historical operating results of the Company and MSOL for the year ended December 31, 1995.

(2) To reverse amortization of intangible assets on MSOL's 1994 purchase of net assets.

(3)   To reverse depreciation of property and equipment of MSOL.

(4) To record the amortization of excess cost of acquisition over net tangible assets acquired on purchase of MSOL's net assets.

(5)   To record depreciation of property and equipment of InSync.

(6)   To adjust income tax credits for the year ended December 31, 1995.

                               GLOBAL-INSYNC, INC.

                         REPORT ON FINANCIAL STATEMENTS

                       ONE MONTH ENDED SEPTEMBER 30, 1996

                               GLOBAL-INSYNC, INC.

                         REPORT ON FINANCIAL STATEMENTS

                       ONE MONTH ENDED SEPTEMBER 30, 1996



                                    CONTENTS




                                                                         PAGE
                                                                         ----

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                        F-3


BALANCE SHEET                                                          F-4 - F-5


STATEMENT OF INCOME                                                       F-6


STATEMENT OF STOCKHOLDERS' EQUITY                                         F-7


STATEMENT OF CASH FLOWS                                                   F-8


NOTES TO FINANCIAL STATEMENTS                                         F-9 - F-16

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Global-InSync, Inc.
New York, New York


We have audited the accompanying balance sheet of Global-InSync, (the "Company") as of September 30, 1996, and the related statements of income, changes in stockholders' equity and cash flows for the one month ended September 30, 1996. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements of the Company referred to above present fairly, in all material respects, the financial position as of September 30, 1996 and the results of its operations and its cash flows for the one month period then ended in conformity with generally accepted accounting principles.





                                                    /s/ MILLER, ELLIN & COMPANY

                                                    MILLER, ELLIN & COMPANY
                                                    CERTIFIED PUBLIC ACCOUNTANTS

New York, New York
October 25, 1996

                               GLOBAL-INSYNC, INC.

                                  BALANCE SHEET

                               SEPTEMBER 30, 1996




                                     ASSETS


CURRENT ASSETS:
   Cash                                                              $   654,895
   Accounts receivable - trade, less allowance for
      doubtful accounts of $142,990                                    4,346,249
   Inventories (Note 3)                                                3,051,909
   Due from parent company (Note 11)                                     492,000
   Prepaid expenses and other current assets                              33,818
   Deferred income taxes (Note 8)                                        229,977
                                                                     -----------
                Total current assets                                   8,808,848
                                                                     -----------

PROPERTY AND EQUIPMENT - net of accumulated
   depreciation and amortization (Note 4)                                470,151
                                                                     -----------

INTANGIBLE ASSETS - net of accumulated
   amortization (Note 5)                                               1,396,967
                                                                     -----------

OTHER ASSETS                                                              10,613
                                                                     -----------

                                                                     $10,686,579
                                                                     ===========















     The accompanying notes are an integral part of the financial statements

                               GLOBAL-INSYNC, INC.

                                  BALANCE SHEET
                                   (CONTINUED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY




                               SEPTEMBER 30, 1996


CURRENT LIABILITIES:
   Accounts payable and accrued expenses                             $ 4,034,179
   Royalties payable                                                     121,399
   Due to ManTech International Corp. (Note 7)                           121,781
   Sales tax payable                                                     103,640
   Warranty reserve                                                      100,000
   Customer deposits                                                      33,516
   Income taxes payable (Note 8)                                         127,007
                                                                     -----------
                Total current liabilities                              4,641,522
                                                                     -----------

NOTES PAYABLE - acquisition (Note 6)                                   1,882,732
                                                                     -----------

COMMITMENTS (Note 9)

STOCKHOLDERS' EQUITY:
   Common stock - $.01 par value:
      Authorized - 200 shares
      Issued     - 100 shares                                                  1
   Additional paid-in capital                                          3,904,999
   Retained earnings                                                     257,325
                                                                     -----------
                Total stockholders equity                              4,162,325
                                                                     -----------

                                                                     $10,686,579
                                                                     ===========










     The accompanying notes are an integral part of the financial statements

                               GLOBAL-INSYNC, INC.

                               STATEMENT OF INCOME

                       ONE MONTH ENDED SEPTEMBER 30, 1996





NET SALES                                                           $ 3,979,238

COST OF GOODS SOLD                                                    3,293,412
                                                                    -----------

GROSS PROFIT                                                            685,826
                                                                    -----------

OPERATING EXPENSES:
   Selling, shipping and general and
      administrative expenses                                           231,535
   Depreciation and amortization                                          7,811
   Amortization of intangibles                                            9,029
                                                                    -----------

                                                                        248,375
                                                                    -----------

OPERATING INCOME                                                        437,451
                                                                    -----------

OTHER INCOME (EXPENSES):
   Interest expense                                                     (14,671)
   Sundry income                                                            552
                                                                    -----------
                                                                        (14,119)
                                                                    -----------

INCOME BEFORE PROVISION
   FOR INCOME TAXES                                                     423,332

PROVISION FOR INCOME TAXES
   (Note 8)                                                             166,007
                                                                    -----------

NET INCOME                                                          $   257,325
                                                                    ===========








     The accompanying notes are an integral part of the financial statements

                               GLOBAL-INSYNC, INC.

                        STATEMENT OF STOCKHOLDERS' EQUITY

                       ONE MONTH ENDED SEPTEMBER 30, 1996






                                          COMMON STOCK         ADDITIONAL                  TOTAL
                                     -----------------------    PAID-IN      RETAINED   STOCKHOLDERS'
                                       SHARES       AMOUNT      CAPITAL      EARNINGS      EQUITY
                                     ----------   ----------   ----------   ----------   ----------
BALANCE AT SEPTEMBER 1, 1996               --     $     --     $     --     $     --     $     --
      Capital contributions                 100            1    3,904,999         --      3,905,000
      Net income for the one month
        ended September 30, 1996           --           --           --        257,325      257,325
                                     ----------   ----------   ----------   ----------   ----------

BALANCE AT SEPTEMBER 30, 1996               100   $        1   $3,904,999   $  257,325   $4,162,325
                                     ==========   ==========   ==========   ==========   ==========























     The accompanying notes are an integral part of the financial statements

                               GLOBAL-INSYNC, INC.

                             STATEMENT OF CASH FLOWS

                       ONE MONTH ENDED SEPTEMBER 30, 1996




CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                       $   257,325
   Adjustments to reconcile net income to net
      cash provided by operations:
        Depreciation and amortization                                     7,811
        Amortization of intangible assets                                 9,029
        Imputed interest on long-term debt                               14,672
        Deferred income taxes                                            39,000
        Changes in assets and liabilities:
           Accounts receivable                                       (1,121,841)
           Due from parent company                                     (492,000)
           Inventories                                                  (58,098)
           Prepaid expenses and other current assets                     (9,139)
           Other assets                                                    --
           Accounts payable and accrued expenses                      1,859,195
           Royalties payable                                             14,108
           Due to ManTech International Corp.                           121,781
           Warranty reserve                                            (100,000)
           Sales tax payable                                             36,692
           Income taxes payable                                         127,007
           Customer deposits                                            (50,281)
                                                                    -----------

NET CASH PROVIDED BY OPERATING ACTIVITIES                               655,261
                                                                    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property and equipment                                     (366)
                                                                    -----------

NET CASH USED IN INVESTING ACTIVITIES                                      (366)
                                                                    -----------

NET CHANGE IN CASH AND CASH - ending                                $   654,895
                                                                    ===========

SCHEDULE OF NON-CASH OPERATING,
   INVESTING AND FINANCING ACTIVITIES:
      Purchase of assets pursuant to agreement                       (5,736,084)
      Increase in intangible assets                                    (125,000)
      Issuance of preferred and common stock of
        Global Intellicom, Inc. pursuant to agreement                 3,905,000
      Issuance of debt thereon                                        1,868,060
      Imputed interest on debt                                           88,024
                                                                    -----------

                                                                    $      --
                                                                    ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
   Cash paid for interest                                           $      --
   Cash paid for income taxes                                              --


     The accompanying notes are an integral part of the financial statements

                               GLOBAL-INSYNC, INC.

                          NOTES TO FINANCIAL STATEMENTS

                       ONE MONTH ENDED SEPTEMBER 30, 1996




NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Organization and Business
      -------------------------

      Global-InSync, Inc. (the "Company"), a wholly-owned subsidiary of Global Intellicom, Inc. ("Global"), was incorporated in the state of Virginia on September 12, 1996. The Company manufactures made-to-order computer servers and workstations and serves customers in the northeastern part of the United States.

      Basis of Presentation
      ---------------------

      The effective date of the purchase of the net assets of ManTech Solutions Corp. ("MSOL") from ManTech International Corp. (ManTech) was September 1, 1996 (see Note 2). The statements of income, cash flows and stockholders' equity include the accounts of the Company for the month ended September 30, 1996.

      Use of Estimates in the Preparation of Financial Statements
      -----------------------------------------------------------

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

      Revenue Recognition
      -------------------

      Revenue is recognized upon the shipment of products or performance of services.

      Service revenue is recognized only when all significant obligations have been performed.

      Warranty Costs
      --------------

      The Company provides for an amount it estimates will be needed to cover future warranty obligations.

                               GLOBAL-INSYNC, INC.

                          NOTES TO FINANCIAL STATEMENTS

                       ONE MONTH ENDED SEPTEMBER 30, 1996



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Concentrations of Credit Risk
      -----------------------------

            Accounts Receivable - Trade
            ---------------------------

            Accounts receivable consist of open trade accounts with various companies. The Company performs ongoing credit evaluations of its customers and believes that adequate allowances for any uncollectible receivables are maintained.

            At September 30, 1996, two customers represented 82% of accounts receivable of which one customer represented 56% of accounts receivable.

            Major Customers
            ---------------

            One customer accounted for 82% of sales for the one month ended September 30, 1996.

            Cash
            ----

            The Company  maintains cash balances in its banks which at times may
            have   exceeded  the  limits  of  the  Federal   Deposit   Insurance
            Corporation.

      Inventories
      -----------

      Inventories are valued on an identified cost basis and are carried at the lower of cost or market.

      Property and Equipment
      ----------------------

      Property and equipment is stated at cost. Depreciation is provided for using the straight-line method over the estimated useful lives of the assets as follows:

           Machinery and equipment             -            5 years
           Furniture and fixtures              -            5 years
           Leasehold improvements              -            Life of lease

      Expenditures for repairs and maintenance are charged to expense as incurred.

                               GLOBAL-INSYNC, INC.

                          NOTES TO FINANCIAL STATEMENTS

                       ONE MONTH ENDED SEPTEMBER 30, 1996



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Intangible Assets
      -----------------

      The excess of the purchase cost over the fair value of net assets acquired in the acquisition (see Note 2) is included in intangible assets and is being amortized over fifteen years on a straight-line basis in accordance with Statement of Financial Accounting Standards No. 121 (SFAS No. 121), "Accounting for the Impairment of Long-lived Assets and For Long-lived Assets to Be Disposed Of." The Company periodically will review goodwill to assess recoverability based upon undiscounted expected future cash flows. Testing for such recoverability in each reporting period may not be cost effective or even possible and in such cases, the Company will test assets for impairment if a triggering event occurs (events or changes in circumstances such that the carrying amount of the assets may not be recoverable). Impairments would be recognized if a permanent diminution in value were to occur. (See Note 5.)

      Income Taxes
      ------------

      The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the use of the liability method of accounting for income taxes. The liability method measures deferred income taxes by applying enacted statutory rates in effect at the balance sheet date to the differences between the tax bases of assets and liabilities and their reported amounts in the financial statements. The resulting deferred tax assets or liabilities are adjusted to reflect changes in tax laws as they occur.


NOTE 2 - ACQUISITIONS

      On September 16, 1996, the Company entered into a contract with MSOL, a wholly-owned subsidiary of ManTech International Corp. (ManTech) to purchase substantially all if its assets, subject to certain liabilities. The purchase was effective on September 1, 1996 and was accounted for as a purchase.

      The purchase price was $5,736,084 and was paid as follows:

      1. The issuance of 350,000 shares of Global Series 3 Cumulative Preferred Stock with a 6% annual dividend, convertible at a value of $10 per share to restricted shares of Global common stock. Such preferred stock was valued at $3,500,000.
      2.    The issuance of a 9% promissory note for $1,486,084 (see Note 6).
      3.    The issuance of a 9% promissory note for $470,000 (see Note 6).
      4. The issuance of 49,778 restricted shares of Global common stock, valued at $280,000.

      The following condensed balance sheet reflects the purchase of the net assets of MSOL on September 16, 1996:

                 Current assets                    $ 6,242,898
                 Property and equipment                468,448
                 Excess cost of acquisition over
                   net tangible assets acquired      1,637,996
                 Other assets                           19,761
                 Liabilities assumed                (2,633,019)
                                                   -----------
                                                   $ 5,736,084
                                                   ===========

                               GLOBAL-INSYNC, INC.

                          NOTES TO FINANCIAL STATEMENTS

                       ONE MONTH ENDED SEPTEMBER 30, 1996



NOTE 3 - INVENTORIES

      Inventories at September 30, 1996 consist of the following:

                          Raw materials     $2,178,402
                          Work in process      873,507
                          Finished goods          --
                                            ----------
                                            $3,051,909
                                            ==========


NOTE 4 - PROPERTY AND EQUIPMENT

      Property and equipment at September 30, 1996 consists of the following:

                 Machinery and equipment               $198,886
                 Furniture and fixtures                 253,653
                 Leasehold improvements                  25,423
                                                       --------
                                                        477,962
                 Less:  Accumulated depreciation and
                            amortization                  7,811
                                                       --------
                                                       $470,151
                                                       ========

      Depreciation and amortization amounted to $7,811 for the one month ended September 30, 1996.


NOTE 5 - INTANGIBLE ASSETS

      Intangible assets at September 30, 1996 consist of the following:

                  Excess cost of acquisition over
                    net tangible assets acquired    $1,405,996
                  Less: Accumulated amortization         9,029
                                                    ----------
                                                    $1,396,967
                                                    ==========

      Amortization amounted to $9,029 for the one month ended September 30,1996.

                               GLOBAL-INSYNC, INC.

                          NOTES TO FINANCIAL STATEMENTS

                       ONE MONTH ENDED SEPTEMBER 30, 1996



NOTE 6 - NOTES PAYABLE - ACQUISITION

      Notes payable - acquisition at September 30, 1996 consist of the following:

      9% promissory note for $1,486,084 payable to MSOL
        ("First Note").  Interest begins accruing on March 16, 1997.
        Interest was imputed at 9% for the period September 16, 1996
        (date of issuance) to March 15, 1997.  Payments are to be
        made forty-five days after each fiscal quarter, commencing with the quarter ended June 30, 1997.  The payments are
        calculated as follows:
        1.  2% of net sales of the Company (see below).
        2.  If at the end of four quarters ended June 30th
            (commencing in 1998), the sum of the quarterly
            payments is less than the interest accrued over
            the previous four quarters plus ten percent (10%)
            of the original principal of the note ($148,608),
            an adjustment payment will be made to cover such
            shortfall.
        The note is guaranteed by Global.                           $  1,430,357

      9% promissory note for $470,000 payable to MSOL with
        substantially the same terms as the First Note, except
        that payments do not commence until the earlier of
        December 31, 2001 or upon the payment of the First Note.
        Interest begins accruing on March 16, 1997.  Interest
        was imputed at 9% for the period September 16, 1996
        (the date of issuance) to March 15, 1997.
        The note is guaranteed by Global.                                452,375
                                                                    ------------
                                                                       1,882,732

      Less:  Current portion                                                --
                                                                    ------------
                                                                    $  1,882,732
                                                                    ============

      Net sales are defined as gross sales less sales discounts, returns and allowances.

      Future minimum maturities of notes payable - acquisition are as follows:

                       1997                         $     --
                       1998                            148,608
                       1999                            148,608
                       2000                            148,608
                       2001                            148,608
                 Thereafter                          1,288,300
                                                    ----------
                                                    $1,882,732
                                                    ==========

      Imputed interest on the notes amounted to $14,671 for the one month ended September 30, 1996.

                               GLOBAL-INSYNC, INC.

                          NOTES TO FINANCIAL STATEMENTS

                       ONE MONTH ENDED SEPTEMBER 30, 1996




NOTE 7 - DUE TO MANTECH INTERNATIONAL CORPORATION

      Due to ManTech represents advances made to the Company in excess of payments made to ManTech for the period September 1, 1996 through September 15, 1996. The balance was paid in October 1996.


NOTE 8 - INCOME TAXES

      All company operations are located in the United States. As such, income before provision for income taxes and provision for income taxes are generated from domestic sources.

        Income before provision for income taxes                $    423,332
                                                                ============

        The components of provision for income taxes by
        taxing jurisdiction are as follows:
             Federal:
               Current                                               101,035
               Deferred                                               31,200
                                                                ------------
                                                                     132,235
                                                                ------------
             State:
               Current                                                25,972
               Deferred                                                7,800
                                                                ------------
                                                                      33,772
                                                                ------------
                                                                $    166,007
                                                                ============

      The major components of deferred tax assets at September 30, 1996 are as follows:

                Accrued warranty reserve                        $     39,000
                Accrued inventory reserve                            135,212
                Allowance for doubtful accounts                       55,765
                                                                ------------
                                                                $    229,977
                                                                ============

      No valuation allowance was provided as the deferred tax assets were considered realizable by Global.

                               GLOBAL-INSYNC, INC.

                          NOTES TO FINANCIAL STATEMENTS

                       ONE MONTH ENDED SEPTEMBER 30, 1996




NOTE 8 - INCOME TAXES (CONTINUED)

      A reconciliation of the Company's income tax expense computed at the U.S. federal statutory tax rate of 35% and provision for income tax credits are as follows:

                Income tax expense at statutory rate               $    148,166
                Non-deductible items                                    (35,000)
                State income taxes, net of federal benefits              17,142
                Deferred income taxes                                    39,000
                Benefit of income tax rates below statutory rate         (3,233)
                Other                                                       (68)
                                                                   ------------
                Provision for income taxes                         $    166,007
                                                                   ============


NOTE 9 - COMMITMENTS

      Leases
      ------

      The Company leases its office and warehouse facilities under a lease expiring in February 1998. The Company is also responsible for its share of operating expenses (as defined). In addition, the Company leases equipment under various leases expiring through January 1999.

      Future minimum rental payments under the leases are as follows:

        Twelve Months               Real
     Ended September 30,           Estate                    Equipment
     -------------------           ------                    ---------

           1997                   $138,185                   $ 64,470
           1998                    142,331                     36,570
           1999                       --                        7,273
                                  --------                   --------
                                  $280,516                   $108,313
                                  ========                   ========

      Real estate rent expense amounted to $27,637 for the one month ended September 30, 1996.

                               GLOBAL-INSYNC, INC.

                          NOTES TO FINANCIAL STATEMENTS

                       ONE MONTH ENDED SEPTEMBER 30, 1996




NOTE 10 - RELATED PARTY TRANSACTIONS

      The Company advanced funds to Global in the normal course of business. Global owed the Company $492,000 at September 30, 1996.


NOTE 11 - FAIR VALUE OF FINANCIAL INSTRUMENTS

      The amounts at which cash, accounts receivable, accounts payable, accrued expenses and other current liabilities and due to ManTech are presented in the balance sheet approximate their fair value due to their short maturities. The following table presents the carrying amount and fair value at September 30, 1996 for long-term debt.

                                     Carrying                 Fair
                                       Amount                 Value
                                       ------                 -----

           Long-term debt            $1,882,732            $1,151,000
                                     ==========            ==========

      The fair value of long-term debt has been determined based on discounted cash flow using a market rate of interest at the balance sheet date as applicable to comparable debt.

                 [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                          MANTECH SOLUTIONS CORPORATION

                         REPORT ON FINANCIAL STATEMENTS

                       EIGHT MONTHS ENDED AUGUST 31, 1996,
                        YEAR ENDED DECEMBER 31, 1995 AND
                       FEBRUARY 19, 1994 (INCEPTION DATE)
                              TO DECEMBER 31, 1994

                          MANTECH SOLUTIONS CORPORATION

                         REPORT ON FINANCIAL STATEMENTS

                       EIGHT MONTHS ENDED AUGUST 31, 1996,
                        YEAR ENDED DECEMBER 31, 1995 AND
                       FEBRUARY 19, 1994 (INCEPTION DATE)
                              TO DECEMBER 31, 1994




                                    CONTENTS





                                                                        PAGE

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                       F-20


BALANCE SHEETS                                                           F-21


STATEMENTS OF OPERATIONS                                                 F-22


STATEMENTS OF STOCKHOLDERS' DEFICIENCY                                   F-23


STATEMENTS OF CASH FLOWS                                                 F-24


NOTES TO FINANCIAL STATEMENTS                                        F-25 - F-32

               Report on Independent Certified Public Accountants


Board of Directors
ManTech Solutions Corporation
Springfield, Virginia


We have audited the accompanying balance sheets of ManTech Solutions Corporation (the "Company") as of August 31, 1996 and December 31, 1995 and 1994 and the related statements of operations, stockholders' deficiency, and cash flows for the eight months ended August 31, 1996, the year ended December 31, 1995 and the period February 19, 1994 (inception date) to December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of August 31, 1996 and December 31, 1995 and 1994, and the results of its operations and its cash flows for the periods presented in conformity with generally accepted accounting principles.





                                                    /s/ MILLER, ELLIN & COMPANY

                                                    MILLER, ELLIN & COMPANY
                                                    CERTIFIED PUBLIC ACCOUNTANTS


New York, New York
October 25, 1996

                          MANTECH SOLUTIONS CORPORATION

                                 BALANCE SHEETS

                                                                          DECEMBER 31,
                                                   AUGUST 31,    ---------------------------
                                                     1996            1995           1994
                                                 ------------    ------------   ------------
                                     ASSETS
CURRENT ASSETS:
   Cash                                          $      9,127    $     15,979   $    185,375
   Accounts receivable - trade,
      less allowance for doubtful accounts
      of $142,990, $107,532 and $54,628,
      respectively (Note 6)                         3,224,407       3,440,195      2,278,768
   Inventories (Notes 3 and 6)                      2,993,810       1,396,085      1,618,197
   Prepaid expenses and other current assets           64,590          50,086         60,558
   Deferred income taxes                              722,038       1,554,933        727,104
                                                 ------------    ------------   ------------
                Total current assets                7,013,972       6,457,278      4,870,002

PROPERTY AND EQUIPMENT - net of
   accumulated depreciation and amortization
   (Note 4)                                           481,030         582,656        675,050

INTANGIBLE ASSETS - net of accumulated
   amortization (Note 5)                              594,918         690,383        833,579

OTHER ASSETS                                           20,957          25,321         27,394
                                                 ------------    ------------   ------------

                                                 $  8,110,877    $  7,755,638   $  6,406,025
                                                 ============    ============   ============

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
   Due to parent company (Note 6)                $  9,544,192    $  9,248,571   $  5,195,581
   Accounts payable and accrued expenses            2,238,172       1,395,907      1,742,513
   Royalty payable                                    107,291          93,332           --
   Non-compete payable -
      current portion (Note 2)                           --            12,500         75,000
   Sales tax payable                                   66,090         103,444         94,636
   Customer deposits                                   83,797          27,834        242,504
   Warranty reserve                                   200,000         143,050        130,556
                                                 ------------    ------------   ------------
                Total current liabilities          12,239,542      11,024,638      7,480,790
                                                 ------------    ------------   ------------

NON-COMPETE PAYABLE - net of
   current portion (Note 2)                              --              --           12,500
                                                 ------------    ------------   ------------

COMMITMENTS (Note 8)

STOCKHOLDERS' DEFICIENCY:
   Common stock - $1.00 par value:
      Authorized - 10,000 shares
      Issued and outstanding - 1,000 shares             1,000           1,000          1,000
   Additional paid-in capital                          49,000          49,000         49,000
   Accumulated deficit                             (4,178,665)     (3,319,000)    (1,137,265)
                                                 ------------    ------------   ------------
                Total stockholders' deficiency     (4,128,665)     (3,269,000)    (1,087,265)
                                                 ------------    ------------   ------------

                                                 $  8,110,877    $  7,755,638   $  6,406,025
                                                 ============    ============   ============

     The accompanying notes are an integral part of the financial statements

                          MANTECH SOLUTIONS CORPORATION

                            STATEMENTS OF OPERATIONS


                                                                                FEBRUARY 19,
                                                                                    1994
                                                   EIGHT                         (INCEPTION
                                                   MONTHS                           DATE)
                                                   ENDED         YEAR ENDED          TO
                                                 AUGUST 31,      DECEMBER 31,    DECEMBER 31,
                                                    1996            1995            1994
                                                ------------    ------------    ------------
NET SALES (includes sales to related
   parties of $268,859, $250,083 and
   $389,487, respectively)                      $ 18,134,212    $ 23,440,555    $ 21,820,929

COST OF GOODS SOLD                                16,262,313      21,102,857      19,137,445
                                                ------------    ------------    ------------

GROSS PROFIT                                       1,871,899       2,337,698       2,683,484
                                                ------------    ------------    ------------

EXPENSES:
   Selling, shipping and general and
      administrative expenses                      2,274,482       4,815,038       4,120,569
   Depreciation and amortization                     114,199         169,808         122,406
   Amortization of intangibles                        95,465         143,196         105,426
                                                ------------    ------------    ------------

                                                   2,484,146       5,128,042       4,348,401
                                                ------------    ------------    ------------

LOSS FROM OPERATIONS                                (612,247)     (2,790,344)     (1,664,917)
                                                ------------    ------------    ------------

OTHER INCOME (EXPENSES):
   Interest expense - parent company (Note 6)       (808,590)       (854,928)       (188,086)
   Interest expense                                     --            (1,338)        (11,366)
   Sundry income                                      11,192            --              --
                                                ------------    ------------    ------------

                                                    (797,398)       (856,266)       (199,452)
                                                ------------    ------------    ------------

LOSS BEFORE PROVISION FOR
   INCOME TAX CREDITS                             (1,409,645)     (3,646,610)     (1,864,369)

PROVISION FOR INCOME
   TAX CREDITS (Note 7)                             (549,980)     (1,464,875)       (727,104)
                                                ------------    ------------    ------------

NET LOSS                                        $   (859,665)   $ (2,181,735)   $ (1,137,265)
                                                ============    ============    ============



     The accompanying notes are an integral part of the financial statements

                          MANTECH SOLUTIONS CORPORATION

                     STATEMENTS OF STOCKHOLDERS' DEFICIENCY

                       EIGHT MONTHS ENDED AUGUST 31, 1996,
                        YEAR ENDED DECEMBER 31, 1995 AND
                       FEBRUARY 19, 1994 (INCEPTION DATE)
                              TO DECEMBER 31, 1994



                                          COMMON STOCK          ADDITIONAL                     TOTAL
                                   -------------------------     PAID-IN     ACCUMULATED    STOCKHOLDERS'
                                      SHARES        AMOUNT       CAPITAL       DEFICIT       DEFICIENCY
                                   -----------   -----------   -----------   -----------    -----------
BALANCE AT
   FEBRUARY 19, 1994                      --     $      --     $      --     $      --      $      --

   Capital contribution                                1,000        49,000          --           50,000

   Net loss for the period
     February 19, 1994
     (inception date) to
     December 31, 1994                    --            --            --      (1,137,265)    (1,137,265)
                                   -----------   -----------   -----------   -----------    -----------



BALANCE AT
   DECEMBER 31, 1994                      --           1,000        49,000    (1,137,265)    (1,087,265)

   Net loss for the year
     ended December 31, 1995              --            --            --      (2,181,735)    (2,181,735)
                                   -----------   -----------   -----------   -----------    -----------

BALANCE AT
   DECEMBER 31, 1995                      --           1,000        49,000    (3,319,000)    (3,269,000)

   Net loss for the eight months
     ended August 31, 1996                --            --            --        (859,665)      (859,665)
                                   -----------   -----------   -----------   -----------    -----------

BALANCE AT
   AUGUST 31, 1996                        --     $     1,000   $    49,000   $(4,178,665)   $(4,128,665)
                                   ===========   ===========   ===========   ===========    ===========





     The accompanying notes are an integral part of the financial statements

                          MANTECH SOLUTIONS CORPORATION

                            STATEMENTS OF CASH FLOWS

                                                                                         FEBRUARY 19,
                                                                                             1994
                                                              EIGHT                       (INCEPTION
                                                              MONTHS                         DATE)
                                                              ENDED        YEAR ENDED         TO
                                                             AUGUST 31,   DECEMBER 31,   DECEMBER 31,
                                                               1996           1995           1994
                                                           -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                $  (859,665)   $(2,181,735)   $(1,137,265)
   Adjustments to reconcile net loss to net cash
      provided by (used in) operations:
        Depreciation and amortization                          114,199        169,808        122,406
        Amortization of intangible assets                       95,465        143,196        105,426
        Allowance for doubtful accounts                         35,458         52,904         54,628
        Deferred income taxes                                  832,895       (827,829)      (727,104)
        Changes in assets and liabilities:
           Accounts receivable                                 180,330     (1,214,331)    (2,333,396)
           Inventories                                      (1,597,725)       222,112     (1,618,197)
           Prepaid expenses and other                          (14,504)        10,472        (60,558)
           Other assets                                          4,364          2,073        (27,394)
           Accounts payable and accrued expenses               842,265       (346,606)     1,614,631
           Royalties payable                                    13,959         93,332           --
           Due to parent company                               295,621      4,052,990      5,195,581
           Warranty reserve                                     56,950         12,494       (393,567)
           Sales tax payable                                   (37,354)         8,808         94,636
           Customer deposits                                    55,963       (214,670)       242,504
                                                           -----------    -----------    -----------

NET CASH PROVIDED BY (USED IN)
   OPERATING ACTIVITIES                                         18,221        (16,982)     1,132,331
                                                           -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property and equipment                         (12,573)       (77,414)      (404,456)
                                                           -----------    -----------    -----------

NET CASH USED IN INVESTING ACTIVITIES                          (12,573)       (77,414)      (404,456)
                                                           -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Payments of non-compete payable                             (12,500)       (75,000)       (62,500)
   Capital contribution                                           --             --           50,000
   Payments on capital lease obligation                           --             --          (45,000)
   Payments of long-term debt                                     --             --         (485,000)
                                                           -----------    -----------    -----------

NET CASH USED IN FINANCING ACTIVITIES                          (12,500)       (75,000)      (542,500)
                                                           -----------    -----------    -----------

NET CHANGE IN CASH                                              (6,852)      (169,396)       185,375

CASH - beginning                                                15,979        185,375           --
                                                           -----------    -----------    -----------

CASH - ending                                              $     9,127    $    15,979    $   185,375
                                                           ===========    ===========    ===========

SCHEDULE OF NON-CASH OPERATING, INVESTING
   AND FINANCING ACTIVITIES:
      Lease and purchase of assets pursuant to agreement   $      --      $      --      $  (530,000)
      Purchase of intangible assets                               --             --         (150,000)
      Issuance of debt thereon                                    --             --          680,000
                                                           -----------    -----------    -----------
                                                           $      --      $      --      $      --
                                                           ===========    ===========    ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
   Cash paid for interest                                  $   808,590    $   856,266    $   199,452
   Cash paid for income taxes                                     --             --             --

     The accompanying notes are an integral part of the financial statements

                          MANTECH SOLUTIONS CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                       EIGHT MONTHS ENDED AUGUST 31, 1996,
                        YEAR ENDED DECEMBER 31, 1995 AND
                       FEBRUARY 19, 1994 (INCEPTION DATE)
                              TO DECEMBER 31, 1994



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Organization and Business
      -------------------------

      ManTech Solutions Corporation (the "Company") is a wholly-owned subsidiary of ManTech International Corporation ("ManTech"). The Company manufactures made-to-order computer servers and workstations and serves customers in the northeastern part of the United States.

      Basis of Presentation
      ---------------------

      The balance sheets include the accounts of the Company as at August 31, 1996 and December 31, 1995 and 1994. The statements of operations, cash flows and stockholders' deficiency include the accounts of the Company for the eight months ended August 31, 1996 ("1996"), the year ended December 31, 1995 ("1995") and the period February 19, 1994 (inception date) to December 31, 1994 ("1994").

      Use of Estimates in the Preparation of Financial Statements
      -----------------------------------------------------------

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

      Revenue Recognition
      -------------------

      Revenue is recognized upon the shipment of products or performance of services.

      Service revenue is recognized only when all significant obligations have been performed.

      Warranty Costs
      --------------

      The Company provides for an amount it estimates will be needed to cover future warranty obligations.

                          MANTECH SOLUTIONS CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                       EIGHT MONTHS ENDED AUGUST 31, 1996,
                        YEAR ENDED DECEMBER 31, 1995 AND
                       FEBRUARY 19, 1994 (INCEPTION DATE)
                              TO DECEMBER 31, 1994



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Concentrations of Credit Risk
      -----------------------------

           Accounts Receivable - Trade
           ---------------------------

           Accounts receivable consist of open trade accounts with various companies. The Company performs ongoing credit evaluations of its customers and believes that adequate allowances for any uncollectible receivables are maintained.

           At August 31, 1996, two customers represented 55% of accounts receivable. At December 31, 1995, two customers represented 58% of accounts receivable of which one customer represented 40% of accounts receivable. At December 31, 1994, one customer represented 34% of accounts receivable.

           Major Customers
           ---------------

           In 1996, two customers accounted for 42% of sales of which one customer accounted for 29% of sales. In 1995, two customers accounted for 37% of sales of which one customer accounted for 24% of sales. There were no major customers in 1994.

           Cash
           ----

           The Company maintains cash balances in its banks which at times exceed the limits of the Federal Deposit Insurance Corporation.

      Inventories
      -----------

      Inventories are valued on an identified cost basis and are carried at the lower of cost or market.

      Property and Equipment
      ----------------------

      Property and equipment is stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets as follows:

           Machinery and equipment           -            5 years
           Furniture and fixtures            -            5 years
           Leasehold improvements            -            Life of lease

      Expenditures for repairs and maintenance are charged to expense as incurred.

                          MANTECH SOLUTIONS CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                       EIGHT MONTHS ENDED AUGUST 31, 1996,
                        YEAR ENDED DECEMBER 31, 1995 AND
                       FEBRUARY 19, 1994 (INCEPTION DATE)
                              TO DECEMBER 31, 1994



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Intangible Assets
      -----------------

      The excess of the purchase cost over the fair value of net assets acquired in the acquisition (see Note 2) is included in intangible assets and is being amortized over fifteen years on a straight-line basis in accordance with Statement of Financial Accounting Standards No. 121 (SFAS No. 121), "Accounting for the Impairment of Long-lived Assets and For Long-lived Assets to Be Disposed Of." The Company periodically will review goodwill to assess recoverability based upon undiscounted expected future cash flows for Accel. Testing for such recoverability in each reporting period may not be cost effective or even possible and in such cases, the Company will test assets for impairment if a triggering event occurs (events or changes in circumstances such that the carrying amount of the assets may not be recoverable). Impairments would be recognized if a permanent diminution in value were to occur. (See Note 5.)

      Income Taxes
      ------------

      The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the use of the liability method of accounting for income taxes. The liability method measures deferred income taxes by applying enacted statutory rates in effect at the balance sheet date to the differences between the tax bases of assets and liabilities and their reported amounts in the financial statements. The resulting deferred tax assets or liabilities are adjusted to reflect changes in tax laws as they occur.


NOTE 2 - ACQUISITIONS

      On February 19, 1994, the Company entered into an agreement to lease certain personal and real property and certain intellectual property from Accel, Inc. and Accel 128, Inc. (together as "Accel") with an option to purchase such assets. The Company agreed to pay the following:

      1.   $6,667 per month for the personal and real property and
      2.   $2,223 per month for the intellectual property

      The total payments under the lease totalled $530,000. The Company made five payments totalling $45,000 between March 1994 and July 1994. On July 25, 1994, the Company exercised its option to purchase the above property at a total purchase price of $485,000. This transaction was accounted for as a purchase.

      The $485,000 purchase price was paid by ManTech between August and December 1994.

      The following condensed balance sheet reflects the purchase of the net assets of Accel:

                     Property and equipment                    $   393,000
                     Customer lists                                137,000
                     Excess cost of acquisition over
                       net tangible assets acquired                652,005
                     Liabilities assumed                          (652,005)
                                                               -----------
                                                               $   530,000
                                                               ===========

                          MANTECH SOLUTIONS CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                       EIGHT MONTHS ENDED AUGUST 31, 1996,
                        YEAR ENDED DECEMBER 31, 1995 AND
                       FEBRUARY 19, 1994 (INCEPTION DATE)
                              TO DECEMBER 31, 1994


NOTE 2 - ACQUISITIONS (CONTINUED)

      In addition, pursuant to the lease with Accel, the Company agreed to pay for the following:

      1. $35,000 for a software license agreement. Such amount was paid by ManTech in March 1994.
      2. $150,000 in consideration of a non-competition agreement payable at $6,250 per month for two years. The balance owed under the agreement amounted to $-0-, $12,500 and $87,500 as at August 31, 1996 and December 31, 1995 and 1994, respectively.

NOTE 3 - INVENTORIES

      Inventories consist of the following:

                                                  December 31,
                               August 31,   -----------------------
                                  1996         1995         1994
                               ----------   ----------   ----------

             Raw materials     $1,852,326   $1,108,135   $  969,748
             Work in process      609,742      287,950      648,449
             Finished goods       531,742         --           --
                               ----------   ----------   ----------
                               $2,993,810   $1,396,085   $1,618,197
                               ==========   ==========   ==========


NOTE 4 - PROPERTY AND EQUIPMENT

      Property and equipment consists of the following:

                                                           December 31,
                                           August 31,  -------------------
                                              1996       1995       1994
                                            --------   --------   --------

      Machinery and equipment               $299,739   $306,835   $312,870
      Furniture and fixtures                 479,725    478,566    479,771
      Leasehold improvements                  38,252     38,252      4,816
                                            --------   --------   --------
                                             817,716    823,653    797,457
      Less:  Accumulated depreciation and
                amortization                 336,686    240,997    122,407
                                            --------   --------   --------
                                            $481,030   $582,656   $675,050
                                            ========   ========   ========

      Depreciation and amortization amounted to $122,406, $169,808 and $114,199 for 1996, 1995 and 1994, respectively.

                          MANTECH SOLUTIONS CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                       EIGHT MONTHS ENDED AUGUST 31, 1996,
                        YEAR ENDED DECEMBER 31, 1995 AND
                       FEBRUARY 19, 1994 (INCEPTION DATE)
                              TO DECEMBER 31, 1994



NOTE 5 - INTANGIBLE ASSETS

      Intangible assets consist of the following:

                                                        December 31,
                                         August 31,  -------------------
                                            1996       1995       1994
                                          --------   --------   --------

        Excess cost of acquisition over
          net tangible assets acquired    $652,005   $652,005   $652,005
        Non-compete agreement(*)           150,000    150,000    150,000
        Customer lists (*)                 137,000    137,000    137,000
                                          --------   --------   --------
                                           939,005    939,005    939,005
        Less: Accumulated amortization     344,087    248,622    105,426
                                          --------   --------   --------
                                          $594,918   $690,383   $833,579
                                          ========   ========   ========

        (*) Amortized over five years on a straight-line basis.

      Amortization amounted to $105,426, $143,196 and $95,465 for 1996, 1995 and
      1994, respectively.

NOTE 6 - DUE TO PARENT COMPANY

      Due to parent company represents advances made and expense allocations charged to the Company in excess of payments made to ManTech. Management believes that the allocations are proper and reasonable.

      Interest charged on these balances amounted to $808,590, $854,928 and $188,086 for 1996, 1995 and 1994, respectively.

      ManTech has a Revolving Credit Loan Agreement ("Agreement") with its primary lender whereby it may borrow the lesser of defined percentages of receivables up to $35,000,000. Such borrowings are collateralized by ManTech's eligible accounts receivable and inventory. Such collateralized assets include such assets of the Company.

                          MANTECH SOLUTIONS CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                       EIGHT MONTHS ENDED AUGUST 31, 1996,
                        YEAR ENDED DECEMBER 31, 1995 AND
                       FEBRUARY 19, 1994 (INCEPTION DATE)
                              TO DECEMBER 31, 1994



NOTE 7 - INCOME TAXES

      All company operations are located in the United States. As such, loss before provision for income taxes and provision for income taxes are generated from domestic sources.

                                                                      December 31,
                                               August 31,    --------------------------
                                                  1996           1995           1994
                                              -----------    -----------    -----------

Loss before provision for income taxes        $(1,409,645)   $(3,646,610)   $(1,864,369)
                                              ===========    ===========    ===========

The components of provision for
  income tax credits by taxing jurisdiction
  are as follows:
  Federal:
    Current                                   $      --      $      --      $      --
    Deferred                                     (439,984)    (1,171,900)      (581,683)
                                              -----------    -----------    -----------

  State:
    Current                                          --             --             --
    Deferred                                     (109,996)      (292,975)      (145,421)
                                              -----------    -----------    -----------
                                                 (109,996)      (292,975)      (145,421)
                                              -----------    -----------    -----------
                                              $  (549,980)   $(1,464,875)   $  (727,104)
                                              ===========    ===========    ===========

      The major components of deferred tax assets are as follows:

                                                          December 31,
                                       August 31,   -----------------------
                                          1996         1995         1994
                                       ----------   ----------   ----------

Net operating loss carryforwards* $ 453,059 $1,382,930 $ 594,349 Various reserves, including warranty
  inventory and accounts receivable       268,979      172,003      132,755
                                       ----------   ----------   ----------
                                       $  722,038   $1,554,933   $  727,104
                                       ==========   ==========   ==========

           * The net operating loss carryforward represents only the current year's loss as the Company receives an intercompany credit from ManTech for the previous year's loss.

      No  valuation   allowance   was  provided  on  the  net   operating   loss
      carryforwards as such losses will be utilized by ManTech in its consolidated income tax returns. No valuation allowance was provided for the other deferred tax assets as they were considered realizable by ManTech.

                          MANTECH SOLUTIONS CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                       EIGHT MONTHS ENDED AUGUST 31, 1996,
                        YEAR ENDED DECEMBER 31, 1995 AND
                       FEBRUARY 19, 1994 (INCEPTION DATE)
                              TO DECEMBER 31, 1994



NOTE 7 - INCOME TAXES (CONTINUED)

      A reconciliation of the Company's income tax expense computed at the U.S. federal statutory tax rate of 35% and provision for income tax credits is as follows:

                                                             December 31,
                                       August 31,    --------------------------
                                          1996           1995           1994
                                      -----------    -----------    -----------

Income tax expense at statutory rate  $  (493,376)   $(1,276,314)   $  (652,529)
Financial/tax adjustments -
  no carryback available                  493,376      1,276,314        652,529
Current year's net operating loss
  carryforward                           (453,059)    (1,382,930)      (594,349)
Change in deferred tax assets             (96,921)       (81,945)      (132,755)
                                      -----------    -----------    -----------
                                      $  (549,980)   $(1,464,875)   $  (727,104)
                                      ===========    ===========    ===========


NOTE 8 - COMMITMENTS

      Leases
      ------

      All of the Company's operations take place in leased facilities.

      The Company leases its office and warehouse facilities under leases expiring through October 1998. The Company is also responsible for its share of operating expenses (as defined). In addition, the Company leases equipment under various leases expiring through January 1999.

      Future minimum rental payments under the leases, before giving effect to the sale of the Company's net assets (see Note 10), are as follows:

            Twelve Months                  Real
           Ended August 31,               Estate              Equipment
           ----------------               ------              ---------
                 1997                    $415,316             $ 65,461
                 1998                     216,565               39,492
                 1999                       7,635                9,091
                                         --------             --------
                                         $639,516             $114,044
                                         ========             ========

      Real estate rent expense amounted to $285,285, $543,452 and $406,400 for 1996, 1995 and 1994, respectively.

                          MANTECH SOLUTIONS CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                       EIGHT MONTHS ENDED AUGUST 31, 1996,
                        YEAR ENDED DECEMBER 31, 1995 AND
                       FEBRUARY 19, 1994 (INCEPTION DATE)
                              TO DECEMBER 31, 1994



NOTE 9 - FAIR VALUE OF FINANCIAL INSTRUMENTS

      The amounts at which cash, accounts receivable, accounts payable, accrued expenses and other current liabilities and due to parent company are presented in the balance sheet approximate their fair value due to their short maturities.

NOTE 10 - SALE OF ASSETS

      On September 16, 1996, the Company entered into a contract with Global-InSync, Inc. ("InSync"), a wholly-owned subsidiary of Global Intellicom, Inc. ("Global"), to sell substantially all of its assets, subject to certain liabilities. The sale was effective on September 1, 1996.

      The sales price was $5,736,084 and was paid as follows:

      1. The issuance of 350,000 shares of Global Series 3 Cumulative Preferred Stock with a 6% annual dividend, convertible at a value of $10 per share to restricted shares of Global common stock. Such preferred stock was valued at $3,500,000.

      2. The issuance of a 9% promissory note for $1,486,084 ("First Note"). Interest begins accruing on March 16, 1997. Payments are to be made forty five days after each fiscal quarter, commencing with the quarter ended June 30, 1997. The payments are calculated as follows:

            1. 2% of net sales of InSync. Net sales are defined as gross sales less sales discounts, returns and allowances.
            2.    If at the end of four quarters ended June 30th  (commencing in
                  1998), the sum of the quarterly payments is less than the interest accrued over the previous four quarters plus ten percent (10%) of the original principal of the note ($148,608), an adjustment payment will be made to cover such shortfall.

            The note is guaranteed by Global.

      3. The issuance of a 9% promissory note for $470,000 with substantially the same terms as the First Note, except that payments do not commence until the earlier of December 31, 2001 of upon the payment of the First Note.

            The note is guaranteed by Global.

      4. The issuance of 49,778 restricted shares of Global's common stock, valued at $280,000.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          By:  /s/ Anthony R. Cucchi
                                             -----------------------------
                                               Anthony R. Cucchi
                                               President

Dated:  November 26, 1996